Events after the reporting date	12 Months Ended
Dec. 31, 2023
Events after the reporting date
Events after the reporting date

Note 29. Events after the reporting date

The Company issued 3,144,654 warrants to EIB in connection with the drawdown of Tranche B

On January 4, 2024, the Company issued 3,144,654 additional EIB Warrants to EIB, in accordance with the terms of the 6th resolution of the combined general meeting of shareholders of January 25, 2023 and Article L.225-138 of the French Commercial Code, as a condition to the drawdown of Tranche B, representing approximately 6.00% of the Company's then-outstanding share capital. As of the date of these financial statements, if all the warrants issued to the EIB in connection with Tranche A and Tranche B were exercised, the EIB would hold approximately 10.3% of the Company's share capital.

The exercise price of the EIB Warrants issued in connection with Tranche B is equal to €3.95 and corresponds to 95% of the volume-weighted average price of the Company's shares on the regulated market of Euronext Paris during the last trading session preceding the decision to issue the warrants.

The EIB Warrants have a maturity of twelve years and shall be exercisable following the earliest to occur of (i) the maturity date of Tranche A (i.e. on December 8, 2026), (ii) a change of control event, (iii) an event of default under the Finance Contract, or (iv) a repayment demand by EIB under the Finance Contract. The EIB Warrants will automatically be deemed null and void if not exercised within the twelve-year period.

EIB has a put option which may require the Company to repurchase all or part of the unexercised EIB Warrants then exercisable at their intrinsic value (subject to a cap equal to the amount drawn under the Finance Contract) under certain circumstances (for example, in the event of a change of control or on the maturity date of Tranche A or in the event of default). The Company (or a substitute third party) has a call option to require EIB to sell all shares and other securities of the Company, including the warrants, to the Company, subject to certain terms and conditions. In addition, the Company has a right of first refusal to buy-back all EIB Warrants offered for sale to a third party, subject to certain terms and conditions.

On the basis of the 3,144,654 new shares of the Company issuable upon exercise of all the EIB Warrants issued in connection with Tranche B at a price of €3.95 per new share, the Company could potentially receive gross proceeds of up to €12,421,383. There is no assurance that EIB will exercise any or all of the EIB Warrants or that the Company will receive any proceeds from the exercise of the warrants.

The exercise ratio of Tranche A warrants has been adjusted following the issue of Tranche B warrants. As of the date of authorization of the issuance of these financial statements, one Tranche A warrant entitles its holder to subscribe for 1.27 ordinary shares in the Company.

The Company draws down Tranche B of €25 million under Finance Contract with the EIB

On January 18, 2024, the Company drew down Tranche B of €25 million under the Finance Contract with EIB.

After the drawdown of Tranche A in December 2022, the Company had an option to access further €25 million tranche, Tranche B, subject to the achievement of certain conditions precedent. Following the achievement of those conditions, the Company decided to draw on Tranche B. The Company intends to use the proceeds to fund part of the pivotal Phase III clinical trial evaluating lanifibranor in patients with NASH.

Tranche B carries a 7% interest capitalized annually and repayment in fine. The repayment is due in January 2027, three years after its disbursement. The disbursement of Tranche B was subject to, among other conditions, (i) the full drawdown of Tranche A, (ii) the receipt by the Company from the date of the Finance Contract of an aggregate amount of at least €70 million (inclusive of the €18 million that was a condition for the disbursement of Tranche A), paid either in exchange for shares of the Company, or through upfront or milestone payments, (iii) an out-licensing, partnership or royalty transaction with an upfront payment of at least €10 million, (iv) operational criteria based on patient enrollment and number of sites activated in the Company’s NATiV3 Phase III clinical trial of lanifibranor in patients with NASH and (v) the Company issuing warrants to EIB (see above - The Company issued 3,144,654 warrants to EIB in connection with the drawdown of Tranche B) in accordance with the terms and conditions of the warrant agreement entered into on July 1, 2022.

Tranche B of €25 million was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (warrants) at inception and the borrowing costs.

Treatment-related Suspected Unexpected Serious Adverse Reaction in the first quarter of 2024

On February 15, 2024, the Company announced that an adverse event of elevated aminotransferases in liver tests was reported in a patient enrolled in the trial following a scheduled visit. The patient has been without clinical symptoms throughout the period of observation. This event has been assessed as a treatment-related SUSAR. Other milder cases of elevation of aminotransferases among trial participants have also been reported. The Company decided to voluntarily pause screening and randomization to implement changes to the enrollment criteria to exclude patients diagnosed or with a predisposition to autoimmune liver or thyroid disease and more frequent liver monitoring for patients enrolled in the trial as recommended by the Data Monitoring Committee[6] (“DMC”). On March 7, 2024, the Company announced that it had lifted the voluntary pause on screening and randomization of its NATiV3 clinical trial, that sites operating under central IRB in the United States resumed screening activities, and that it expects to obtain necessary approvals to restart screening and randomization in other countries in the weeks after the announcement. Patients currently enrolled in the Phase III NATiV3 trial are continuing to receive treatment under the new liver monitoring schedule recommended by the DMC. This SUSAR is the first reported in all clinical trials with lanifibranor.

On March 7, 2024, the Company received the first approval from the central IRB overseeing clinical research in the United States. Clinical sites located in the United States operating under central IRB have meanwhile resumed screening and randomization activities. This is an important milestone as 152 sites of the NATiV3 clinical trial sites are operating under central IRB and have so far randomized over 60% of the patients in the main cohort. The Company expects to progressively obtain the approvals required by local authorities to restart screening and randomization in other countries over the next few weeks.

The Company expects the first visit of the last patient to be in the first half of 2024 (versus the first quarter of 2024 as previously announced). No impact on the financial statements is expected.

The Company to present the results of LEGEND Phase IIa combination trial with lanifibranor and empagliflozin in patients with MASH/NASH and T2D

The LEGEND (Lanifibranor in combination with the SGLT2 inhibitor empagliflozin in patients with NASH and type 2 diabetes) trial has been designed as a multi-center, randomized, 24-week treatment, placebo-controlled Phase IIa trial to assess the safety and efficacy of lanifibranor in combination with the SGLT2 inhibitor empagliflozin for the treatment of patients with non-cirrhotic MASH/NASH and T2D. The diagnosis of non-cirrhotic MASH/NASH is based on historic histology evaluation or a combination of non-invasive methods including diagnostic methods including imaging. The trial is double-blind for the placebo and lanifibranor arms and open-label for the combination of lanifibranor and empagliflozin arm. The results presented concern a pre-specified interim analysis on the first half of randomized patients, who have either completed the 24-week treatment period or prematurely discontinued from treatment earlier. The primary efficacy endpoint of the trial is the absolute change in Hemoglobin A1c (HbA1c) at week 24 compared to baseline. Secondary endpoints include changes in liver enzymes, markers of glucose and lipid metabolism, MRI-PDFF, markers of inflammation and fibrosis, body weight evolution and body fat composition.

[6] A DMC is an independent group of experts who monitor patient safety and treatment efficacy data while a clinical trial is ongoing.